Exhibit 10.5

Schedule of the Directors, Executive Officers and 5% Stockholders which have entered into Franchise

Agreements or Preliminary Agreements for a Texas Roadhouse Restaurant

As of December 28, 2021

	Name and Ownership	Franchise Agt. Signed	Franchise Fee (2)	Royalty Rate
BILLINGS, MT TEXAS ROADHOUSE OF BILLINGS, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	The Estate of W. Kent Taylor (27.5%) (3)	12/11/2018	$15,000	4.0%

BROWNSVILLE, TX TEXAS ROADHOUSE OF BROWNSVILLE, LTD. 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Gerald Morgan (3.06%)	06/14/2018	$15,000	4.0%

EL CAJON, CA TXRH EL CAJON, LLC 103 FLETCHER PARKWAY EL CAJON, CA 92020	Gerald Morgan (2.0%)	03/26/2019	$40,000	4.0%

EVERETT, MA TEXAS ROADHOUSE OF EVERETT, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	The Estate of W. Kent Taylor (28.75%) (3)	06/08/2018	$15,000	4.0%

FARMINGTON, NM (1) ROADHOUSE OF FARMINGTON, NM, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	The Estate of W. Kent Taylor (95.0%) (3)		$0	3.5%

MCKINNEY, TX ROADHOUSE OF MCKINNEY, LTD. 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Gerald Morgan (2.0%)	09/04/2019	$15,000	4.0%

MUNCIE, IN HOOSIER ROADHOUSE, LLC 13099 PARKSIDE DRIVE FISHERS, IN 46038	The Estate of W. Kent Taylor (4.91%) (3)	04/11/2013	$0	$50,000	/yr

PORT ARTHUR, TX TEXAS ROADHOUSE OF PORT ARTHUR, LTD. 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	The Estate of W. Kent Taylor (15.0%) (3)	12/21/2018	$15,000	4.0%

WICHITA, KS ROADHOUSE OF KANSAS, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	The Estate of W. Kent Taylor (24.05%) (3)	11/26/2019	$15,000	4.0%

(1)	Franchise rights under that certain preliminary franchise agreement dated March 19, 2004. This preliminary franchise agreement is of no further force and effect following Mr. Taylor’s passing on March 18, 2021.

(2)	This fee represents the renewal fee to be paid and/or has been paid by the applicable franchisee upon the renewal of the applicable Franchise Agreement.

(3)	As stated above, Mr. Taylor passed away on March 18, 2021. Mr. Taylor’s interest in the franchise restaurants listed above are now in the Estate of W. Kent Taylor.